Exhibit 99.1

January 25, 2024

For immediate release

CALIFORNIA WATER SERVICE GROUP BOARD OF DIRECTORS

DECLARES 316TH CONSECUTIVE QUARTERLY DIVIDEND

AND 57TH CONSECUTIVE ANNUAL DIVIDEND INCREASE

SAN JOSE, Calif. – At its meeting on January 25, 2024, the California Water Service Group (NYSE: CWT) Board of Directors declared the company's 316th consecutive quarterly dividend, increasing the annual dividend by $0.08, or 7.7% from $1.04 to $1.12. This represents the company’s 57th consecutive annual dividend increase. The quarterly dividend of $0.28 per common share will be payable on February 23, 2024 to stockholders of record as of the close of business on February 12, 2024.

California Water Service Group is the parent company of regulated utilities California Water Service, Hawaii Water Service, New Mexico Water Service, and Washington Water Service, as well as Texas Water Service, a utility holding company. Together, these companies provide regulated and non-regulated water and wastewater service to more than 2.1 million people in California, Hawaii, New Mexico, Washington, and Texas. California Water Service Group’s common stock trades on the New York Stock Exchange under the symbol “CWT.” Additional information is available online at www.calwatergroup.com.

This news release contains forward-looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The forward-looking statements are intended to qualify under provisions of the federal securities laws for "safe harbor" treatment established by the PSLRA. Forward-looking statements in this news release are based on currently available information, expectations, estimates, assumptions and projections, and our management's beliefs, assumptions, judgments and expectations about us, the water utility industry and general economic conditions. These statements are not statements of historical fact. When used in our document, statements that are not historical in nature, including words like will, would, expects, intends, plans, believes, may, could, estimates, assumes, anticipates, projects, progress, predicts, hopes, targets, forecasts, should, seeks or variations of these words or similar expressions are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance. They are based on numerous assumptions that we believe are reasonable, but are subject to uncertainty and risks. Actual results may vary materially from what is contained in a forward-looking statement. Factors that may cause actual results to be different than those expected or anticipated include, but are not limited to: governmental and regulatory commissions' decisions; consequences of eminent domain actions relating to our water systems; changes in regulatory commissions' policies and procedures; the outcome and timeliness of regulatory commissions' actions concerning rate relief and other actions; changes in water quality standards; changes in environmental compliance and water quality requirements; electric power interruptions; the impact of opposition to rate increases; our ability to recover costs; availability of water supplies; issues with the implementation, maintenance or security of our information technology systems; civil disturbances or terrorist threats or acts; the adequacy of our efforts to mitigate physical and cyber security risks and threats; the ability of our enterprise risk management processes to identify or address risks adequately; changes in customer water use patterns and the effects of conservation; the impact of weather, climate change, natural disasters, and actual or threatened public health emergencies; the impact of market conditions and volatility on unrealized gains or losses on our operating results; risks associated with expanding our business and operations geographically; and other risks and unforeseen events described in our SEC filings. In light of these risks, uncertainties and assumptions, investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this news release. When considering forward-looking statements, you should keep in mind the cautionary statements included in this paragraph, as well as in our Annual 10-K, Quarterly 10-Q’s, and other reports filed from time-to-time with the Securities and Exchange Commission (SEC). We are not under any obligation, and we expressly disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

# # #

Contact

James P. Lynch

408-367-8200 (analysts)

Shannon Dean

408-367-8243 (media)